EXHIBIT 32.2
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CERTIFICATION OF PERIODIC REPORT

In connection with the Amendment No. 1 to the Annual Report on Form 10-K of Nexen Inc., a Canadian Corporation (the "Company"), for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on February 20, 2004 (as amended, the "Report"), I, Marvin F. Romanow, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 1, 2005                                       /s/ Marvin F. Romanow
                                                          ---------------------
                                                              Marvin F. Romanow
                                                     Executive Vice President,
                                                    and Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to Nexen Inc. and shall be retained by Nexen Inc. and furnished to the Securities and Exchange Commission or its staff upon request.